                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED DECEMBER 7, 2000


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-9
                     $500,000,000 ___% CLASS A CERTIFICATES
                      $26,316,000 ___% CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY DEAN WITTER

              ABN AMRO INCORPORATED

                         BANC OF AMERICA SECURITIES LLC

                                           BARCLAYS CAPITAL

                                                    DRESDNER KLEINWORT BENSON

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-9 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES........................    Discover Card Master Trust I,
                                               Series 2000-9 ___% Class A Credit
                                               Card Pass-Through Certificates
                                               and Discover Card Master Trust I,
                                               Series 2000-9 ___% Class B Credit
                                               Card Pass-Through Certificates.

INTEREST RATE..............................    Class A Certificates:  ___% per
                                               year.

                                               Class B Certificates:  ___% per
                                               year.

                                               The trustee will calculate
                                               interest on the certificates on
                                               the basis of a 360-day year of
                                               twelve 30-day months.

INTEREST PAYMENT DATES......................   The 15th day of each January and
                                               July, or the next business day,
                                               beginning in July 2001, and at
                                               maturity for the Class B
                                               Certificates.

EXPECTED MATURITY DATES....................    Class A Certificates: January 15,
                                               2006, or the next business day.
                                               If an Amortization Event occurs,
                                               the trust will pay principal
                                               monthly and the final principal
                                               payment may be made before or
                                               after January 15, 2006.

                                               Class B Certificates: February
                                               15, 2006, or the next business
                                               day. If an Amortization Event
                                               occurs, the trust will pay
                                               principal monthly and the final
                                               payment of principal may be made
                                               either before or after February
                                               15, 2006. The trust must
                                               generally pay all Class A
                                               principal before it pays any
                                               Class B principal.

                                               An "Amortization Event" is an
                                               event that will cause the trust
                                               to begin repaying principal on a
                                               monthly basis.

SERIES TERMINATION DATE....................    The first business day following
                                               July 15, 2008, or if July 15,
                                               2008 is not a business day, the
                                               second business day following
                                               July 15, 2008. The Series
                                               Termination Date is the last day
                                               on which the trust will pay
                                               principal on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)...............    The Class B Certificates are
                                               subordinated to the Class A
                                               Certificates, up to a specified
                                               dollar amount, known as the
                                               "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT..............    Initially $44,736,860, which may
                                               be reduced, reinstated or
                                               increased from time to time. The
                                               Available Subordinated Amount
                                               will increase by $26,315,800
                                               after an Effective Alternative
                                               Credit Support Election.

                                               "Effective Alternative Credit
                                               Support Election" will mean an
                                               effective election made by
                                               Discover Bank to change the way
                                               in which the trust allocates
                                               finance charge collections to
                                               this Series. To make this
                                               election,

                                               Discover Bank must deposit additional funds
                                               into the cash collateral account discussed
                                               below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)...............    Discover Bank will arrange to have a cash
                                               collateral account, known as the "Credit
                                               Enhancement Account," established and
                                               funded with $21,052,640 for the direct
                                               benefit of the Class B investors on the
                                               date the certificates are issued. The
                                               trustee may withdraw funds from this
                                               account to reimburse the Class B investors
                                               for amounts that would otherwise reduce
                                               their interest in the trust or affect their
                                               interest payments.

                                               The amount on deposit in this account may
                                               decrease or increase on future Distribution
                                               Dates. A "Distribution Date" is the 15th
                                               calendar day of each month, or the next
                                               business day, beginning in January 2001.

                                               The maximum amount of Credit Enhancement as
                                               of any Distribution Date will be:

                                               Before either an Effective Alternative
                                               Credit Support Election or a Supplemental
                                               Credit Enhancement Event:

                                               .    4.0% of the Series Investor Interest
                                                    as of the end of the preceding month,
                                                    but not less than $5,263,160; or

                                               Before an Effective Alternative Credit
                                               Support Election but after a Supplemental
                                               Credit Enhancement Event:

                                               .    5.0% of the Series Investor Interest
                                                    as of the end of the preceding month,
                                                    but not less than $5,263,160; or

                                               After an Effective Alternative Credit
                                               Support Election

                                               .    8.5% of the Series Investor Interest
                                                    as of the end of the preceding month,
                                                    but not less than $5,263,160.

                                               However, if an Amortization Event has
                                               occurred, the maximum amount of Credit
                                               Enhancement will be the amount on deposit
                                               in the Credit Enhancement Account on the
                                               Distribution Date immediately before the
                                               Amortization Event occurred.

                                               A "Supplemental Credit Enhancement Event"
                                               will occur the first time Standard & Poor's
                                               Ratings Services withdraws the long-term
                                               debt or deposit rating of Discover Bank, or
                                               an additional seller, if any, or reduces
                                               this rating below BBB -.

                                               "Series Investor Interest" will mean
                                               $526,316,000 minus


                                                    .    the amount of principal
                                                         collections on deposit for the
                                                         benefit of investors in this
                                                         Series, after giving effect to
                                                         losses of principal on
                                                         investments of these funds,

                                                    .    the aggregate amount of principal
                                                         previously paid to investors in
                                                         this Series, and

                                                    .    the aggregate amount of investor
                                                         losses resulting from accounts in
                                                         which the receivables have been
                                                         charged-off as uncollectible,
                                                         after giving effect to all
                                                         provisions in the Series
                                                         Supplement to reimburse these
                                                         charged-off amounts.

THE RECEIVABLES............................    The receivables in the Accounts included in
                                               the trust as of December 1, 2000 totaled
                                               $33,817,556,119.54.

GROUP EXCESS SPREAD........................    The certificates initially will be included
                                               in the "Group One" group of series. The
                                               three-month rolling average Group Excess
                                               Spread Percentage, as defined below, will
                                               be 4.60% for the Distribution Date in
                                               December 2000.

                                               "Group Excess Spread Percentage" for any
                                               Distribution Date is a percentage
                                               calculated by multiplying:

                                               .    twelve, by

                                               .    an amount for all series in Group
                                                    One equal to

                                                    .   the total amount of finance charge
                                                        collections, investment income and
                                                        other similar collections
                                                        allocable to each series for the
                                                        prior calendar month, minus

                                                    .   the total amount of interest and
                                                        certain fees payable for each
                                                        series and the amount of
                                                        receivables allocable to each
                                                        series that have been charged off
                                                        as uncollectible for the prior
                                                        calendar month;

                                               and then dividing the product by an amount
                                               equal to the sum of all investor interests
                                               for each series in Group One, in each case
                                               for the Distribution Date.

RATING OF THE INVESTOR CERTIFICATES........    The trust will only issue the certificates
                                               if Standard & Poor's has rated the Class A
                                               Certificates "AAA" and the Class B
                                               Certificates at least "A" and Moody's
                                               Investors Service, Inc. has rated the Class
                                               A Certificates "Aaa" and has rated the
                                               Class B Certificates at least "A2."

ERISA CONSIDERATIONS.......................    Discover Bank believes that employee
                                               benefit plans subject to ERISA may acquire
                                               Class A Certificates; however, advisers to
                                               these plans should consult their own
                                               counsel. Employee benefit plans subject to
                                               ERISA may not acquire the Class B
                                               Certificates.


LISTING....................................    Discover Bank expects to list the
                                               certificates on the Luxembourg Stock
                                               Exchange to facilitate trading in non-U.S.
                                               markets.


                                COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of December 1, 2000, the following five states had the largest receivables balances:

                                                                                            PERCENTAGE OF TOTAL RECEIVABLES
STATE                                                                                           BALANCE IN THE ACCOUNTS
-----                                                                                           -----------------------
California..............................................................................                 10.9%
Texas...................................................................................                  9.1%
New York................................................................................                  7.0%
Florida.................................................................................                  6.0%
Illinois................................................................................                  5.2%


     CREDIT LIMIT INFORMATION. As of December 1, 2000, the Accounts had the following credit limits:



                                                                                                             PERCENTAGE
                                                                                    RECEIVABLES               OF TOTAL
                                                                                    OUTSTANDING              RECEIVABLES
CREDIT LIMIT                                                                          (000's)                OUTSTANDING
------------                                                                          -------                -----------
Less than or equal to $1,000.00.............................................      $     410,720                    1.2%
$1,000.01 to $2,000.00......................................................      $   1,691,856                    5.0%
$2,000.01 to $3,000.00......................................................      $   2,014,869                    6.0%
Over $3,000.00..............................................................      $  29,700,111                   87.8%
                                                                                  -------------               ---------
       Total................................................................      $  33,817,556                  100.0%
                                                                                  =============               =========

     SEASONING. As of December 1, 2000, 87.9% of the Accounts were at least 24 months old. The ages of Accounts as of December 1, 2000 were distributed as follows:


                                                                                            PERCENTAGE        PERCENTAGE
AGE OF ACCOUNTS                                                                             OF ACCOUNTS       OF BALANCES
---------------                                                                             -----------       -----------
Less than 12 Months.....................................................................         4.6%              5.7%
12 to 23 Months.........................................................................         7.5%              7.9%
24 to 35 Months.........................................................................         4.5%              2.8%
36 Months and Greater...................................................................        83.4%             83.6%
                                                                                             ---------       ----------
                                                                                               100.0%            100.0%
                                                                                             ========        ==========

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of December 1, 2000, the Accounts had the following delinquency statuses:



                                                                                        AGGREGATE
                                                                                        BALANCES          PERCENTAGE
PAYMENT STATUS                                                                           (000'S)          OF BALANCES
--------------                                                                           -------          -----------
Current........................................................................      $   29,426,683             87.1%
1 to 29 Days...................................................................      $    2,134,340              6.3%
30 to 59 Days..................................................................      $      784,060              2.3%
60 to 89 Days..................................................................      $      540,743              1.6%
90 to 119 Days.................................................................      $      382,037              1.1%
120 to 149 Days................................................................      $      300,479              0.9%
150 to 179 Days................................................................      $      249,214              0.7%
                                                                                     --------------          --------
                                                                                     $   33,817,556            100.0%
                                                                                     ==============          ========

                          COMPOSITION AND HISTORICAL PERFORMANCE
                              OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of August 31, 2000, the following five states had the largest receivables balances:

                                                                                            PERCENTAGE OF TOTAL RECEIVABLES
                                                                                          BALANCE OF DISCOVER CARD PORTFOLIO
STATE                                                                                            AS OF AUGUST 31, 2000
-----                                                                                            ---------------------
California.....................................................................                           11.4%
Texas..........................................................................                            8.9%
New York.......................................................................                            7.1%
Florida........................................................................                            5.9%
Illinois.......................................................................                            5.2%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of August 31, 2000.

     CREDIT LIMIT INFORMATION. As of August 31, 2000, the accounts in the Discover Card portfolio had the following credit limits:

                                                                                                             PERCENTAGE
                                                                                    RECEIVABLES               OF TOTAL
                                                                                    OUTSTANDING              RECEIVABLES
CREDIT LIMIT                                                                          (000's)                OUTSTANDING
------------                                                                          -------                -----------
Less than or equal to $1,000.00.............................................      $     633,830                     1.5%
$1,000.01 to $2,000.00......................................................      $   2,207,156                     5.2%
$2,000.01 to $3,000.00......................................................      $   2,495,493                     5.9%
Over $3,000.00..............................................................      $  36,909,227                    87.4%
                                                                                  -------------               ----------
    Total...................................................................      $  42,245,706                   100.0%
                                                                                  =============               ==========


     SEASONING. As of August 31, 2000, 74.7% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of accounts in the Discover Card portfolio as of August 31, 2000 were distributed as follows:

                                                                                            PERCENTAGE        PERCENTAGE
AGE OF ACCOUNTS                                                                             OF ACCOUNTS       OF BALANCES
---------------                                                                             -----------       -----------
Less than 12 Months.....................................................................           15.8%          19.6%
12 to 23 Months.........................................................................            9.5%           8.4%
24 to 35 Months.........................................................................            4.1%           2.7%
36 Months and Greater...................................................................           70.6%          69.3%
                                                                                             -----------     ----------
                                                                                                  100.0%         100.0%
                                                                                             ===========     ==========

     SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                                 NINE MONTHS       TWELVE MONTHS      TWELVE MONTHS      ELEVEN MONTHS
                                                    ENDED              ENDED              ENDED              ENDED
                                               AUGUST 31, 2000   NOVEMBER 30, 1999  NOVEMBER 30, 1998  NOVEMBER 30, 1997
                                               ---------------   -----------------  -----------------  -----------------
Aggregate Monthly Yields................
Excluding Recoveries....................            16.20%            17.48%             18.02%             18.19%
Including Recoveries....................            16.85%            18.26%             18.76%             18.90%

     Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including the proceeds of sales of these receivables by the trust, but excluding proceeds of sales of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.


     SUMMARY CURRENT DELINQUENCY INFORMATION. As of August 31, 2000, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                                                        AGGREGATE
                                                                                        BALANCES          PERCENTAGE
PAYMENT STATUS                                                                           (000's)          OF BALANCES
--------------                                                                           -------          -----------
Current........................................................................      $  37,587,826            89.0%
1 to 29 Days...................................................................      $   2,318,378             5.5%
30 to 59 Days..................................................................      $     838,297             2.0%
60 to 89 Days..................................................................      $     558,774             1.3%
90 to 119 Days.................................................................      $     397,727             0.9%
120 to 149 Days................................................................      $     301,262             0.7%
150 to 179 Days................................................................      $     243,442             0.6%
                                                                                     -------------       ----------
                                                                                     $  42,245,706           100.0%
                                                                                     =============       ==========

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                  Average of Nine Months     Average of Twelve Months    Average of Twelve Months    Average of Eleven Months
                  Ended August 31, 2000      Ended November 30, 1999     Ended November 30, 1998     Ended November 30, 1997
                  ---------------------      -----------------------     -----------------------     -----------------------
                 Delinquent                  Delinquent                  Delinquent                  Delinquent
                   Amount                      Amount                      Amount                      Amount
                  (000's)      Percentage     (000's)      Percentage     (000's)      Percentage     (000's)      Percentage
                  -------      ----------     -------      ----------     -------      ----------     -------      ----------
30-59 Days      $  806,055        2.0%      $  791,325        2.6%      $  759,521        2.6%      $  743,464        2.6%
60-89 Days      $  526,377        1.3%      $  471,838        1.5%      $  456,059        1.5%      $  432,410        1.5%
90-179 Days     $  893,463        2.2%      $  815,619        2.6%      $  853,961        2.9%      $  803,204        2.8%
                ----------        ----      ----------        ----      ----------        ----      ----------        ----
     Total....  $2,225,895        5.5%      $2,078,782        6.7%      $2,069,541        7.0%      $1,979,078        6.9%
                ==========        ====      ==========        ====      ==========        ====      ==========        ====

     Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                        NINE MONTHS       TWELVE MONTHS      TWELVE MONTHS        ELEVEN MONTHS
                                                           ENDED              ENDED               ENDED                ENDED
                                                      AUGUST 31, 2000   NOVEMBER 30, 1999   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                      ---------------   -----------------   -----------------    -----------------
                                                                              (dollars in thousands)
Average Receivables Outstanding................      $    40,403,262    $    31,554,086     $    29,749,158      $    28,403,076
Gross Charge-offs..............................      $     1,508,785    $     1,955,514     $     2,215,002      $     1,891,601
Gross Charge-offs as an Annualized Percentage
  of Average Receivables Outstanding...........                 4.98%              6.20%               7.45%                7.27%

     Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                                        NINE MONTHS       TWELVE MONTHS      TWELVE MONTHS        ELEVEN MONTHS
                                                           ENDED              ENDED               ENDED                ENDED
                                                      AUGUST 31, 2000   NOVEMBER 30, 1999   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                      ---------------   -----------------   -----------------    -----------------
Average Monthly Payment Rate...................             16.40%             16.73%             15.42%              14.51%
Highest Monthly Payment Rate...................             17.25%             17.83%             17.01%              16.31%
Lowest Monthly Payment Rate....................             14.75%             15.19%             13.90%              12.41%